Summary Prospectus	January 26, 2023

RiverPark Strategic Income Fund

Retail Class Shares (Ticker Symbol: RSIVX)
Institutional Class Shares (Ticker Symbol: RSIIX)
Class C Shares*

* Class C Shares are not currently being offered for sale to investors.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.riverparkfunds.com/how-to-invest. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund’s statutory prospectus (“Prospectus”) and statement of additional information (“SAI”), both dated January 26, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective

The RiverPark Strategic Income Fund (“RiverPark Strategic Income” or the “Fund”) seeks high current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	1.00%
Interest Expense and Dividends on Short Positions	0.16%	0.16%	0.16%
Shareholder Servicing Fees[1]	0.25%	None	None
Administrative Fees[1]	0.04%	0.12%	0.12%
Other Expenses[2]	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.27%	1.10%	2.10%

1	Estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

2

Other Expenses, which include administration, transfer agency and custodian fees, is an estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$ 129	$ 403	$ 697	$ 1,534
Institutional	$ 112	$ 350	$ 606	$ 1,340
Class C	$ 213	$ 658	$ 1,129	$ 2,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The RiverPark Strategic Income Fund seeks to achieve its investment objective by investing in both investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds, mortgage- and asset-backed securities, special purpose acquisition companies (“SPACs”) and income producing equities (collectively, “Securities”) that Cohanzick Management, LLC (“Cohanzick”), RiverPark Strategic Income’s sub-adviser, deems appropriate for the Fund’s investment objective. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and income producing equities. The Fund may invest up to 100% of its assets in fixed income securities. The Fund will invest in fixed income securities of various credit qualities (i.e., investment grade and below investment grade (i.e,, junk bonds) and maturities (i.e., long-term, intermediate and short-term). The Fund may invest up to 100% of its assets in below investment grade fixed income securities. The Fund will invest primarily in U.S. dollar-denominated securities but may invest up to 35% of its assets in foreign fixed income securities including sovereign debt and foreign currency-denominated securities. The Fund may hedge the foreign currency exposure by investing in forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The Fund may also invest up to 35% of its assets in income producing equities that either have a substantial dividend yield or where Cohanzick believes the issuing company will distribute significant assets over a certain period of time. The Fund will be diversified by Security and by exposure to industries and sectors. The Fund, however, may, from time to time, concentrate its investments in a specific credit quality, such as high-yield, or maturity, such as short-term.

Although Cohanzick will take macro factors (i.e., the effect of interest rates on the Fund’s investments) into consideration, the Fund’s portfolio construction is primarily driven by bottom-up investment analysis. This means that Cohanzick looks at Securities on an individual basis to determine if a Security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective. If Cohanzick is unable to find such investments, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective. Securities may be held in the Fund’s portfolio until maturity, however, a Security may be sold prior to maturity in light of a corporate action or announcement affecting the issuer, for example. In addition, a Security may be purchased at a premium or discount and/or sold prior to maturity where Cohanzick believes it is advantageous to do so. The Fund may invest up to 15% of the value of its total assets to effect short sales of securities, including exchange-traded funds (“ETFs”) to hedge the portfolio if Cohanzick believes it is consistent with achieving the Fund’s investment objective. Other than for temporary purposes, the Fund will not borrow in order to gain leverage.

The Fund may engage in active trading of its portfolio, resulting in a high turnover rate.

There is no assurance that the Fund will achieve its investment objectives.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks. The COVID-19 global pandemic and related shutdowns have caused, and could cause in the future, substantial market volatility and exchange trading suspensions and closures, affecting both the liquidity and the volatility of the Fund’s investments.

Risks of Investing in Fixed Income Securities. The Fund may invest up to 100% of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk.

Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser or sub-adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy, suspending redemptions or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed-income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.

Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Below Investment Grade Securities Risks (commonly referred to as “junk”). The Fund may invest up to 100% of its assets in fixed-income securities that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments to a greater extent than for issuers of investments for higher grade debt securities. In addition, the market for lower grade debt securities may be less liquid than for higher grade debt securities.

Risks of Investing in Loans. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Risks Associated with Investments in Distressed Securities. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund’s sub-adviser will correctly evaluate the value of the assets supporting distressed investments held by the Fund or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Risk of Investments in SPACs. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or underlying business other than seeking an acquisition, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable business combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In recent market conditions, SPACs have been subject to significant price volatility. In addition, these securities may be considered illiquid and/or be subject to restrictions on resale.

LIBOR Replacement Risk. The Fund may invest in securities whose interest payments are determined by reference to the London Interbank Offered Rate (“LIBOR”) with provisions for conversion to an alternate reference rate should LIBOR no longer be available. Plans are underway to phase out LIBOR, and alternatives to LIBOR are in development in many major financial markets. It is currently expected that the CMBS market will transition to the Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates. The unavailability of LIBOR and the transition to an alternate reference rate presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments may increase volatility and adversely affect the Fund’s performance. It remains uncertain how such changes will be implemented and the effects such changes would have on the Fund and financial markets generally. This uncertainty creates operational risks and may negatively affect the Fund’s liquidity.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

Management Risk. Management risk means that the Adviser’s or sub-adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Portfolio Turnover Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Equity Securities Risks. The Fund may invest in income producing equity securities. Although investments in income producing equity securities are considered safer than equity securities in general, and equities historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Short Sales Risk. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

See “Description of Principal Risks” beginning on page 47 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)
Institutional Class (RSIIX)

During the period of time shown in the bar chart, the highest quarterly return was 9.83% for the quarter ended June 30, 2020, and the lowest quarterly return was -12.86% for the quarter ended March 31, 2020.

The performance table below shows how the Fund’s average annual return for the calendar year, the five years ended December 31, 2022 and since inception of the Fund (September 30, 2013), compared to that of the Fund’s benchmarks (the Bloomberg U.S. Aggregate Bond Index, the Morningstar High Yield Bond Category and the Morningstar Multisector Bond Category):

Average Annual Total Returns	1 Year	5 Years	Since Inception (9/30/2013)
Institutional Class Shares (RSIIX)
Return Before Taxes	-3.30%	3.21%	3.62%
Return After-Tax on Distributions*	-5.73%	1.01%	1.33%
Return After-Tax on Distributions and Sale of Fund Shares*	-1.92%	1.52%	1.74%
Retail Class Shares (RSIVX)
Return Before Taxes	-3.54%	3.01%	3.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.35%
Morningstar High Yield Bond Category (reflects no deduction for fees, expenses or taxes)	1.45%	1.46%	2.84%
Morningstar Multisector Bond Category (reflects no deduction for fees, expenses or taxes)	2.58%	0.84%	2.21%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information will be obtainable by calling 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Sub-Adviser

Cohanzick Management, LLC serves as the Fund’s sub-adviser.

Portfolio Manager

David K. Sherman has been the portfolio manager since the Fund’s inception and is primarily responsible for the investment decisions of the Fund. Mr. Sherman is the President and Founder of Cohanzick Management, LLC and has been associated with Cohanzick since 1996.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. Class C Shares, when offered for sale to investors, will have a minimum initial investment of $1,000. There is no minimum for subsequent. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account and may be taxable upon withdrawal. Please see also, “ADDITIONAL TAX INFORMATION” in the SAI, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

RPF-SM-009-1100